UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2018 (the “Proxy Statement”). Only stockholders of record as of the close of business on April 9, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 44,791,564 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

1.	The election of three directors to hold office until the 2021 annual meeting of stockholders or until their successors are elected:

Nominee	For	Withheld
Karen Bernstein, Ph.D.	21,031,144	228,128
Michael Fischbach, Ph.D.	19,301,648	1,957,624
John W. Smither	19,731,781	1,887,491

There were 12,802,622 broker non-votes for this proposal.

2.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain
20,372,668	821,804	64,800

There were 12,802,622 broker non-votes for this proposal.

3.	To indicate, on an advisory, non-binding basis, the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers:

Every Year	Every Two Years	Every Three Years	Abstain
20,993,711	70,459	161,980	33,122

There were 12,802,622 broker non-votes for this proposal.

Consistent with the recommendation of the Company’s board of directors, a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote voted, on an advisory basis, in favor of conducting non-binding advisory votes on compensation for the Company’s named executive officers every year, and the Company has determined to hold non-binding, advisory votes on compensation for the Company’s named executive officers every year until the next advisory vote on the frequency of advisory votes on executive compensation, which is expected to occur no later than the Company’s 2024 Annual Meeting of Stockholders.

4.	The ratification of the selection, by the Audit Committee of the Company’s board of directors, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018:

For	Against	Abstain
33,385,749	582,816	93,329

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2018

ACHAOGEN, INC.

By:	/s/ Gary Loeb
Gary Loeb
General Counsel